UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 19, 2004

International Game Technology
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	001-10684	88-0173041
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9295 Prototype Drive, Reno, Nevada		89521
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	775 448 7777

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On November 19, 2004, International Game Technology announced that Mr. G. Thomas Baker has given notice that he intends to resign as a director and Chairman of the Board, a member of the Executive Committee, and an officer of the company, effective March 1, 2005. The full text of the press release is included as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press Release issued by International Game Technology on November 19, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Game Technology

November 23, 2004	By:	David D. Johnson

Name: David D. Johnson
Title: Senior Vice President, General Counsel & Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release